Exhibit 99

FOR IMMEDIATE RELEASE
February 26, 2019

Contact: Todd Shoot
Treasurer / VP, Investor Relations
(217) 221-4416

Titan International, Inc. Announces Evaluation of Strategic Alternatives with respect to its Italtractor ITM S.p.A. Subsidiary

QUINCY, Ill.- Titan International, Inc. (the "Company" or "Titan") announced today that the Company is evaluating its strategic alternatives with respect to Italtractor ITM S.p.A. (“ITM”), one of the Company’s subsidiaries that designs and produces steel track and undercarriages for the construction, mining and agricultural markets. Titan’s Board of Directors has engaged advisors to assist it in carrying out its evaluation.

There can be no assurance that the Company’s Board of Directors will determine to pursue a transaction involving ITM, or that this evaluation will result in any strategic alternatives being announced or consummated.

The Company does not currently intend to discuss or disclose any further developments regarding ITM during this process unless and until a transaction is agreed upon, possible discussions are discontinued or the Board of Directors otherwise determines that further disclosure is appropriate, and specifically disclaims any obligation to provide further updates to the market, except as specifically required by any applicable securities law or regulation.

Safe Harbor Statement
This press release contains forward-looking statements. These forward-looking statements are covered by the "Safe Harbor for Forward-Looking Statements" provided by the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "anticipate," "plan," "would," "could," "potential," "may," "will," and other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements include statements about the Company’s pursuit of strategic alternatives for ITM (including the Company’s ability to achieve the strategic objectives contemplated thereby) and are based on our current expectations and beliefs concerning future developments and their potential effect on us. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, these assumptions are subject to significant risks and uncertainties, and are subject to change based on various factors, some of which are beyond Titan International, Inc.'s control. As a result, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, without limitation, whether the process will result in any transaction or other action with respect to ITM or that any transaction or other action will be consummated; the impact of the announcement of the evaluation of strategic alternatives on ITM’s and the Company's businesses, its and their financial and operating results and its and their employees, suppliers and customers; factors affecting the feasibility and timing of any transaction or other action, including, without limitation, any required third-party consents; risks related to realization of the expected benefits of any transaction or other action to the Company and its stockholders; and the other risks and factors detailed in the Company's periodic reports filed with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those reports. These forward-looking statements are made only as of the date hereof. The Company cautions that any forward-looking statements included in this press release are subject to a number of risks and uncertainties, and the Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events, or for any other reason.

About Titan:
Titan International, Inc. (NYSE: TWI) is a leading global manufacturer of off-highway wheels, tires, assemblies, and undercarriage products. Headquartered in Quincy, Illinois, the Company globally produces a broad range of products to meet the specifications of original equipment manufacturers (OEMs) and aftermarket customers in the agricultural, earthmoving/construction, and consumer markets. For more information, visit www.titan-intl.com.

-END-